Exhibit 99.2
SUPPLEMENTAL INFORMATION
Three Months Ended December 31, 2009
Dollars in thousands, except per share data, unless otherwise disclosed
Furnished as of February 22, 2010
(Unaudited)
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Gabrielle M. Andrés at 615.269.8471 or gandres@healthcarerealty.com.
In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2009 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended December 31, 2009	Page 1 of 8

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended December 31, 2009	Page 2 of 8

(1)	CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporaed
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number

Common Stock	NYSE	HR	421946104
Senior Notes due 2011	OTC	HR	421946AF4
Senior Notes due 2014	OTC	HR	421946AF1
Senior Notes due 2017	OTC	HR	42225BAA44
C)	Web Site: www.healthcarerealty.com
D)	Executive Officers:
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Executive Vice President and General Counsel
Scott W. Holmes, Executive Vice President and Chief Financial Officer
B. Douglas Whitman, II, Executive Vice President and Chief Operating Officer
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D., Retired Chief Executive Officer, Piedmont Clinic
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
Marliese E. Mooney, Independent Healthcare Consultant
Edwin B. Morris III, Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton, President and Chief Executive Officer, Inova Health Systems
Bruce D. Sullivan, Retired Audit Partner, Ernst & Young LLP
Dan S. Wilford, Retired President and Chief Executive Officer, Memorial Hermann Healthcare System
F)	Professional Affiliations:
Independent Registered Public Accounting Firm
BDO Seidman, LLP
414 Union Street, Suite 1800
Nashville, TN 37219
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 1.800.733.5001
G)	Dividend Reinvestment Plan:
Through the Company’s transfer agent, Computershare, named shareholders of record can re-invest dividends in shares at a
5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge.
For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call
1.800.733.5001. Information may also be obtained at the transfer agent’s website, www.computershare.com.
H)	Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Computershare,
Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1.800.733.5001.
I)	Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andrés
Phone: 615.269.8471
Fax: 615.983.8569
E-mail: gandres@healthcarerealty.com

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended December 31, 2009	Page 3 of 8

(2) CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2009	2008

ASSETS

Real estate properties:
Land	$135,495	$107,555
Buildings, improvements, and lease intangibles	1,977,264	1,792,402
Personal property	17,509	16,985
Construction in progress	95,059	84,782

	2,225,327	2,001,724
Less accumulated depreciation	(433,634)	(367,360)

Total real estate properties, net	1,791,693	1,634,364

Cash and cash equivalents	5,851	4,138

Mortgage notes receivable	31,008	59,001

Assets held for sale and discontinued operations, net	17,745	90,233

Other assets, net	89,467	77,044

Total assets	$1,935,764	$1,864,780

LIABILITIES AND EQUITY

Liabilities:
Notes and bonds payable	$1,046,422	$940,186

Accounts payable and accrued liabilities	55,043	45,937

Liabilities held for sale and discontinued operations	251	32,821

Other liabilities	43,900	49,589

Total liabilities	1,145,616	1,068,533

Commitments and contingencies

Equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value; 150,000,000 shares authorized; 60,614,931 and 59,246,284 shares issued and outstanding at December 31, 2009 and December 31, 2008, respectively	606	592

Additional paid-in capital	1,520,893	1,490,535

Accumulated other comprehensive loss	(4,593)	(6,461)

Cumulative net income attributable to common stockholders	787,965	736,874

Cumulative dividends	(1,518,105)	(1,426,720)

Total stockholders’ equity	786,766	794,820

Noncontrolling interests	3,382	1,427

Total equity	790,148	796,247

Total liabilities and equity	$1,935,764	$1,864,780

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended December 31, 2009	Page 4 of 8

(3) INVESTMENT PROGRESSION

(A) Construction in Progress		Three		Twelve
	Number of	Months Ended	Number of	Months Ended
	Properties	December 31, 2009	Properties	December 31, 2009

Balance at beginning of period	4	$122,648	4	$84,782

Fundings on projects in existence at the beginning of the period	—	19,263	—	74,606

New projects started during the period	0	0	1	10,514

Completions (1)	(2)	(46,852)	(3)	(74,843)

Balance at end of period	2	$95,059	2	$95,059

(B) Real Estate Properties		Three		Twelve
	Number of	Months Ended	Number of	Months Ended
	Properties	December 31, 2009	Properties	December 31, 2009

Balance at beginning of period	197	$2,046,130	188	$1,916,942

Acquisitions (2)	3	51,306	7	106,366

Additions/Improvements	0	9,924	0	35,493

Completions (CIP) (1)	2	46,852	3	74,843

Assets classified as held for sale during the period (3)	(5)	(23,944)	(5)	(23,944)

Reclassified assets previously held for sale to held for use	0	0	5	23,944

Dispositions	0	0	(1)	(3,376)

Balance at end of period	197	$2,130,268	197	$2,130,268

(C) Mortgage Notes Receivable		Three		Twelve
	Number of	Months Ended	Number of	Months Ended
	Investments	December 31, 2009	Investments	December 31, 2009

Balance at beginning of period	4	$41,595	4	$59,001

Fundings of new mortgages (4)	1	9,900	1	9,900

Fundings on mortgages in existence at the beginning of the period	0	0	0	10,616

Repayments (4)	(1)	(12,645)	(1)	(12,645)

Principal reductions	0	0	0	(102)

Principal reductions due to acquisition (2)	0	(7,829)	0	(35,736)

Scheduled principal payments	0	(13)	0	(26)

Balance at end of period	4	$31,008	4	$31,008

(D) Unconsolidated Joint Ventures		Three		Twelve
	Number of	Months Ended	Number of	Months Ended
	Investments	December 31, 2009	Investments	December 31, 2009

Balance at beginning of period	1	$1,266	2	$2,784

Equity in income (loss) recognized during the period	0	0	0	(2)

Acquisition of remaining equity interest in joint venture	0	0	(1)	(1,700)

Investment in preferred interest in joint venture	0	0	0	184

Balance at end of period	1	$1,266	1	$1,266

(1)	During the fourth quarter of 2009, the Company substantially completed development of two medical office buildings located in Illinois and Texas.

(2)	During the fourth quarter of 2009, a consolidated joint venture in which the Company has an 80% controlling interest purchased a medical office building in Iowa. The other interest holder in the joint venture constructed the medical office building which was funded by the Company through a construction loan. Upon acquisition of the building by the joint venture, the construction loan was partially converted to a permanent mortgage note payable to the Company with the remaining amount converting to additional equity investment in the joint venture by the Company. The permanent mortgage note is eliminated in consolidation. In addition, during the fourth quarter of 2009, the Company acquired a medical office building in Indiana and a specialty inpatient facility in Arizona.

(3)	During the fourth quarter of 2009, the Company reclassified five medical office buildings in Virginia to held for sale upon exercise of an option to purchase the properties.

(4)	During the fourth quarter of 2009, the Company funded a mortgage note receivable that is secured by a medical office building in Iowa. Also, during the fourth quarter of 2009, a mortgage note receivable secured by an ambulatory care/surgery facility was repaid in full by the borrower.
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2009

(4) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

		Medical Office/Outpatient
		Medical	Physician	Ambulatory	Specialty	Specialty
		Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other		% of
		(MOB)	(PC)	(ASC)	(SOP)	(SIP) (2)	(OTH)	Total	Total

Master Leases
1	Alabama		$17,660		$2,698	$17,722	$9,493	$47,573	2.1%
2	Arizona					16,013		16,013	0.7%
3	California		8,363			12,688		21,051	0.9%
4	Florida	$17,441	28,553	$6,144	3,411	11,703		67,252	3.0%
5	Georgia	7,822	2,683	3,133				13,638	0.6%
6	Illinois	11,939		1,552				13,491	0.6%
7	Iowa	68,973	1,801		2,156			72,930	3.2%
8	Indiana		21,597			43,406	3,790	68,793	3.0%
9	Massachusetts		12,035					12,035	0.5%
10	Michigan						13,104	13,104	0.6%
11	Missouri			5,208				5,208	0.2%
12	Nevada	8,056						8,056	0.4%
13	Pennsylvania					113,867		113,867	5.0%
14	Tennessee						7,736	7,736	0.3%
15	Texas			17,314		19,225		36,539	1.6%
16	Virginia	7,020	30,919				11,267	49,206	2.2%
17	Washington	39,629						39,629	1.8%

	Master Leases	$160,880	$123,611	$33,351	$8,265	$234,624	$45,390	$606,121	26.7%

		(3) Normalized same facility NOI growth for Master Leases (4Q2009 vs. 4Q2008):							1.9%

Operating Properties
1	Arizona	69,669	1,960					71,629	3.2%
2	Arkansas				3,055			3,055	0.1%
3	California	63,425		38,451				101,876	4.5%
4	Colorado	23,207						23,207	1.0%
5	District of Columbia	30,629						30,629	1.4%
6	Florida	117,176	26,754					143,930	6.4%
7	Hawaii	91,586						91,586	4.1%
8	Illinois	46,904						46,904	2.1%
9	Indiana	53,943						53,943	2.4%
10	Kansas	13,754						13,754	0.6%
11	Louisiana	11,723						11,723	0.5%
12	Maryland	15,931						15,931	0.7%
13	Michigan	22,956						22,956	1.0%
14	Mississippi	8,377			—			8,377	0.4%
15	Missouri	37,093						37,093	1.6%
16	Nevada			3,801				3,801	0.2%
17	North Carolina	141,480						141,480	6.3%
18	Oregon	20,523						20,523	0.9%
19	Pennsylvania	10,798						10,798	0.5%
20	South Carolina	10,953						10,953	0.5%
21	Tennessee	167,436	2,336					169,772	7.5%
22	Texas	476,112	19,641	25,041				520,794	23.1%
23	Virginia				2,166			2,166	0.1%
24	Washington	30,394						30,394	1.3%

	Operating Properties	$1,464,069	$50,691	$67,293	$5,221	$—	$—	$1,587,274	70.4%

		(3) Normalized same facility NOI growth for Operating Properties (4Q2009 vs. 4Q2008):							1.9%

Land Held for Development								17,301	0.8%
Corporate Property								14,631	0.6%

	Total Equity Investments	$1,624,949	$174,302	$100,644	$13,486	$234,624	$45,390	$2,225,327	98.5%

	Average Age of Facility (years)	20	21	22	15	21	32	20

	4Q 2009 Economic Occupancy (4)	79%	92%	87%	63%	100%	94%	83%

	4Q 2009 Stabilized Occupancy (4)	88%	92%	87%	63%	100%	94%	90%

Mortgage Investments		14,190	16,818					31,008	1.4%

	Mortgage Investments	$14,190	$16,818	$—	$—	$—	$—	$31,008	1.4%

Unconsolidated Joint Ventures
	Utah						1,266	1,266	0.1%

	Joint Venture Investments	$—	$—	$—	$—	$—	$1,266	$1,266	0.1%

	Total Investments	$1,639,139	$191,120	$100,644	$13,486	$234,624	$46,656	$2,257,601	100.0%

	Percent of $ Invested	73.7%	8.6%	4.5%	0.6%	10.5%	2.1%	100.0%

	Number of Investments	132	33	10	5	13	11	204

(1)	Excludes assets held for sale.

(2)	The Company’s inpatient rehabilitation facilities (included in SIP) have EBITDARM coverages of approximately 2.75 to 3.50 times.

(3)	The ‘same facility’ portfolio includes those properties that were in operation for the full quarter and for the full corresponding quarter of the prior year. The normalized same facility NOI growth rate in the portfolio is not representative of the entire portfolio. “Normalized” means adjusted for items that would otherwise prohibit a meaningful comparison of NOI for the two periods. Approximately 74% of the Company’s owned real estate portfolio is included in the calculation of the ‘same facility’ NOI growth.

(4)	The economic and stabilized occupancies assume that properties under a Property Operating Agreement or Master Lease Agreement have 100% economic occupancy. The stabilized occupancies exclude the nine development properties currently in lease-up. The average underlying tenant occupancy of the eight properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 62%.

Healthcare Realty Trust Incorporated
Supplemental Information	Page 6 of 8
Three Months Ended December 31, 2009

(5) DEVELOPMENT PROPERTIES
     CONSTRUCTION IN PROGRESS

	Estimated				CIP at	Estimated	Estimated	Estimated
	Completion	Property		Approximate	December 31,	Remaining	Total	Stabilization
State	Date	Type	Properties	Square Feet	2009	Fundings	Investment	Date

Under construction:
Hawaii	2Q 2010	MOB	1	133,000	$67,244	$18,756	$86,000	2Q 2013
Washington	3Q 2011	MOB	1	206,000	10,514	81,686	92,200	4Q 2014

Land held for development:
Texas					9,184
Texas					8,117

			2	339,000	$95,059	$100,442	$178,200

     STABILIZATION IN PROGRESS

		Date			Investment at	Estimated			Estimated
	Number of	Transferred	Property	Square	December 31,	Total	4Q 2009		Stabilization
State	Properties	from CIP	Type	Feet	2009	Investment	NOI	Leased	Date

Texas	1	1Q 2007	MOB	171,033	$26,934	$32,300	$504	62%	2Q 2010
Texas	1	1Q 2008	MOB	140,221	22,118	24,900	230	53%	2Q 2011
Colorado	2	3Q 2008	MOB	161,099	23,207	27,400	(354)	19%	4Q 2011
Arizona	2	4Q 2008	MOB	180,256	38,098	42,700	(351)	7%	1Q 2012
Texas	1	3Q 2009	MOB	129,879	29,892	33,000	(137)	34%	2Q 2012
Illinois	1	4Q 2009	MOB	95,436	23,474	26,400	—	7%	3Q 2012
Texas	1	4Q 2009	MOB	116,838	25,607	28,600	—	18%	4Q 2012

				994,762	$189,330	$215,300	$(108)

(6) LEASE MATURITY SCHEDULE (1)

	Annualized			Average
	Minimum	Number of	Percentage	Square Feet
	Rents (2)	Leases	of Revenues	Per Lease

2010	$29,016	338	13.5%	3,692
2011	26,946	278	12.6%	3,928
2012	25,554	236	11.9%	4,492
2013	31,022	189	14.5%	6,599
2014	33,001	245	15.4%	5,140
2015	8,393	56	3.9%	7,107
2016	10,325	44	4.8%	8,841
2017	13,532	35	6.3%	20,855
2018	9,593	59	4.5%	8,654
2019	9,998	18	4.7%	8,370
Thereafter	17,146	54	7.9%	14,021

(1)	Mortgage notes receivable, investments in unconsolidated joint ventures and assets classified as held for sale are excluded.

(2)	Represents the annualized minimum rents on leases in place, excluding the impact of renewals, future step-ups in rent, or sponsor support payments under property operating agreements and straight-line rent.
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2009

(7) SQUARE FEET OWNED AND/OR MANAGED (1)
A) By Geographic Location

	Number of Properties				Owned (2)		Third Party
		Third		Not	Construction		Property
	Owned	Party	Total	Managed	in Progress	Managed (3)	Management	Total	Percent

1 Texas	44		44	181,526		3,264,527		3,446,053	27.1%
2 Tennessee	17	5	22	75,000		1,278,736	252,883	1,606,619	12.6%
3 Florida	25		25	363,694		780,360		1,144,054	9.0%
4 North Carolina	14		14			724,291		724,291	5.7%
5 California	10		10	93,000		458,955		551,955	4.3%
6 Pennsylvania	7		7	437,601		63,914		501,515	3.9%
7 Arizona	10	1	11	51,903		382,045	59,106	493,054	3.9%
8 Virginia	8		8	466,204		10,000		476,204	3.7%
9 Indiana	5		5	205,499		248,663		454,162	3.6%
10 Washington	5		5	159,071	206,000	73,548		438,619	3.4%
11 Illinois	4		4	115,100		238,391		353,491	2.8%
12 Alabama	6		6	327,535				327,535	2.6%
13 Michigan	8		8	121,672		199,749		321,421	2.5%
14 Hawaii	3		3		133,000	173,502		306,502	2.4%
15 Iowa	8		8	300,646				300,646	2.4%
16 Missouri	5		5	13,478		174,248		187,726	1.5%
17 District of Columbia	2		2			182,836		182,836	1.4%
18 Colorado	2		2			161,099		161,099	1.3%
19 Louisiana	2		2			133,211		133,211	1.1%
20 Mississippi	1	1	2			58,036	39,648	97,684	0.8%
21 Maryland	2		2			94,664		94,664	0.8%
22 Massachusetts	2		2	84,242				84,242	0.7%
23 Georgia	3		3	78,779				78,779	0.6%
24 Kansas	1		1			70,908		70,908	0.6%
25 Oregon	1		1			62,246		62,246	0.5%
26 Nevada	2		2	31,026		16,878		47,904	0.4%
27 South Carolina	1		1			39,801		39,801	0.3%
28 Arkansas	1		1			11,963		11,963	0.1%

Total Properties / Square Feet	199	7	206	3,105,976	339,000	8,902,571	351,637	12,699,184	100.0%

B) By Facility Type

		Owned			Third Party
	Not	Construction		Total	Property
	Managed	in Progress	Managed (3)	Owned	Management	Total	Percent

Medical Office	833,748	339,000	8,246,837	9,419,585	351,637	9,771,222	77.0%
Physician Clinics	688,055		331,167	1,019,222		1,019,222	8.0%
Specialty Inpatient	915,597			915,597		915,597	7.2%
Other	498,293			498,293		498,293	3.9%
Ambulatory Care/Surgery	133,067		302,604	435,671		435,671	3.4%
Specialty Outpatient	37,216		21,963	59,179		59,179	0.5%

Total Square Feet	3,105,976	339,000	8,902,571	12,347,547	351,637	12,699,184	100.0%

Percent of Total Square Footage	24.4%	2.7%	70.1%	97.2%	2.8%	100.0%

Total Number of Properties	64	2	133	199	7	206

C) By Occupancy

								% of Total
	Medical	Physician	Ambulatory	Specialty	Specialty			Square
Occupants Greater than 1%	Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Total	Feet

1 Baylor Health Care System	731,796	73,501					805,297	6.5%
2 HealthSouth					695,286		695,286	5.6%
3 Carolinas Healthcare System	568,687						568,687	4.6%
4 HCA	30,495	235,600	8,749			16,400	291,244	2.4%
5 Ascension Health Care System	195,510						195,510	1.6%
6 OrthoIndy		58,474			117,525		175,999	1.4%
7 Melbourne Internal Medicine Assocs		134,520					134,520	1.1%

All Other Occupants Less than 1%	7,893,097	517,127	426,922	59,179	102,786	481,893	9,481,004	76.8%

Total Square Feet	9,419,585	1,019,222	435,671	59,179	915,597	498,293	12,347,547	100.0%

(1)	Mortgage notes, investments in joint ventures and assets classified as held for sale are excluded.

(2)	Approximately 67% of the portfolio is considered to be located on or adjacent to a hospital campus.

(3)	The owned and managed portfolio, excluding third party managed properties, consists of 1,405 leases with an average of 4,069 square feet per lease.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended December 31, 2009	Page 8 of 8